SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 20, 2002


                            mPHASE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)





           New Jersey                  000-24969                  22-2287503
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
       of Incorporation)                                     Identification No.)



                  587 Connecticut Ave., Norwalk, CT 06854-0566
               (Address of Principal Executive Offices) (ZIP Code)





       Registrant's telephone number, including area code: (203) 838-2741



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     mPhase Technologies, Inc. issued a press release on December 20, 2002 regarding the announcement of its intention to commence a rights offering, a copy of which is attached as Exhibit 99.1 hereto. The press release is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) and (b)       Not Applicable

            (c)   Exhibit.   The following exhibit is filed with this report:
                  -------

                    99.1 Press  Release,  dated  December  20,  2002,  of mPhase
                         Technologies, Inc.

                         [Signature on following page.]


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            mPHASE TECHNOLOGIES, INC.




                                            By:  /s/ MARTIN S. SMILEY
                                                 --------------------
                                                  Martin S. Smiley
                                                  Executive Vice President,
                                                  Chief Financial Officer and
                                                  General Counsel

Date:  December 20, 2002

                                  EXHIBIT INDEX
                                  -------------


Exhibit   Description
-------   -----------

99.1      Press Release, dated December 20, 2002, of mPhase Technologies, Inc.

                                                                    EXHIBIT 99.1



                                  Press Release

                        mPhase Announces Rights Offering

Business/High Tech Editors

NORWALK,Conn.--(BUSINESSWIRE)--December 20, 2002

mPhase Technologies, Inc. (OTC BB: XDSL), one of the leading designers of innovative solutions for the delivery of broadcast digital television and high-speed data solutions over copper wires, announced that it has filed an amended registration statement with the Securities and Exchange Commission in connection with a rights offering to its existing shareholders. The rights offering will consist of 25,000,000 shares of common stock. The proposed offering will be made to shareholders of record as of a future undetermined date.

The terms of the rights offering provide that each shareholder will be granted the right to purchase one share of common stock for every five shares of stock owned as of the record date for a subscription price of $0.30 per share. In addition, an oversubscription privilege has been included, allowing shareholders to subscribe for additional shares not subscribed for by other shareholders on a pro rata basis. The rights offering also provides that each shareholder who owns less than 1,250 shares will have the right to purchase up to 1,250 shares regardless of the number of shares owned as of the record date. The rights will be transferable and are expected to be listed as a separate security on the Over-the-Counter Bulletin Board. No fractional rights will be issued, but mPhase will round the number of rights its shareholders receive down to the nearest whole number.

mPhase intends to use the net proceeds for working capital and other general corporate purposes and to repay certain indebtedness. The rights offering will commence after SEC effectiveness of the Registration Statement. It should be noted that, if the Securities and Exchange Commission elects to review the filed Registration Statement and is unable to declare it effective by February 14, 2003, this offering will need to be postponed until after mPhase files its quarterly report on Form 10-Q for the quarter ended December 31, 2002. Under the terms of the rights offering, mPhase has the right to assign any unsubscribed rights to potential investors for a period of six months following the closing of the rights offering.


     A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective and will be made only by means of a prospectus. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

About mPhase Technologies, Inc.:

mPhase Technologies Inc. develops solutions for cost-effectively and reliably transmitting broadcast digital television, high-speed Internet access and traditional telephone service over existing copper telephone lines via its flagship product, the Traverser(TM) Digital Video and Data Delivery System (DVDDS). mPhase also offers a growing line of innovative DSL component products such as the iPOTS, designed to help all service providers lower the provisioning and operating costs associated with DSL. Additionally, through its subsidiary company, mPhase Television, the Company provides a turnkey digital television package, including a full compliment of television programming to service providers utilizing video over DSL.

More information is available at the mPhase Web site at www.mPhaseTech.com, or by calling 877.674-2738. Investors may obtain additional information and subscribe to investor services by referring to the Investor Information section at the mPhase Web site or by calling Brittany Raymond of the Investor Relations Departmentat(203)854-1348.

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties. The factors that could cause actual future results to differ materially from current expectations include the following: fluctuations in customer demand; the Company's ability to manage its growth; the risk of new product introductions and customer acceptance of new products; the rapid technological change which characterizes the Company's markets; the risks associated with competition; the risks associated with international sales as the Company expands its markets; and the ability of the Company to compete successfully in the future, as well as other risks identified in the Company's Securities and Exchange Commission filings, including but not limited to those appearing under the caption "Risk Factors" in the Company's 10-KSB and 10-QSB federal filings.


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        Contact Information:

        mPhase Technologies, Inc.

        Jennifer Silcott, Director of Marketing

        Phone: 203.831.2208
Email:  Jsilcott@mphasetech.com
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